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                                                                    EXHIBIT 10.1


            CONTRACT CANCELLATION, SETTLEMENT AND RELEASE AGREEMENT

This Contract Cancellation, Settlement and Release Agreement (this Agreement") is made and entered into as of October 2, 2000, by and between the following parties: on one hand acting jointly and severally hereunder, USSEARCH.com Inc. , a Delaware corporation as successor-in-interest to 800-U.S. SEARCH Inc., a California corporation ("SEARCH"), and The Kushner-Locke Company, a California corporation ("KL"); and on the other hand, InfoSpace, Inc., a Delaware corporation ("InfoSpace").

                                   RECITALS

A. SEARCH, KL and InfoSpace are parties to that certain Amended and Restated Contract Provider Agreement dated August 24, 1998, and effective as of April 25, 1998 (as the same may have been amended to date, the "Advertising Agreement").

B. SEARCH and KL are hereinafter referred to herein singly and collectively as "USSEARCH."

C. USSEARCH and InfoSpace are each singly referred to herein sometimes as a "Party", and sometimes collectively as the "Parties."

D. The Parties wish to cancel the Advertising Agreement effective as of the close of business on October 1, 2000 and to release any and all claims that either Party may have against the other Party arising out of or in connection with the Advertising Agreement, all effective as of the date hereof and all in accordance with the terms and conditions hereof.


                                   AGREEMENT

     Now, therefore, the Parties hereby agree as follows:

1.   Cancellation of Advertising Agreement.

     The Parties hereby affirm and agree that the Advertising Agreement has been canceled and terminated by the Parties' mutual consent on and as of the close of business on October 1, 2000.
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2.   Mutual Releases.

     Each Party (the "Releasing Party") hereby forever releases, waives, discharges and acquits the other Party and such other Party's respective officers, directors, employees, principals, shareholders, agents, trustees, servants, successors and assigns (singly and collectively, the "Released Party") from and against the following (collectively, the "Released Claims"): any and all claims, demands, obligations, liabilities, suits, causes of action, damages, costs, losses or expenses of every type, kind, nature or description (including, without limitation, attorneys' fees and disbursements) (collectively, "Claims"), whether known or unknown, suspected or unsuspected, which arise out of or in connection with the Advertising Agreement, including, without limitation, any default or breach by the Released Party of any of its representations, warranties, covenants or agreements thereunder. However, this mutual release does not apply to monies due InfoSpace by USSearch for services rendered by InfoSpace through September 30, 2000.

3.   General Release Provisions.

     3.1  Waiver of Unknown Claims.  The Parties intend that the releases in
          ------------------------
Section 2 hereof shall be effective as a full and final accord and satisfaction of (and as a bar to) all Released Claims, whether or not now known or suspected. With respect to the Released Claims, the Parties acknowledge and waive the provisions of Section 1542 of the California Civil Code, which provides as follows:

          A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

The Parties have been fully advised of, and understand the purpose and effect of, Section 1542, and acknowledge that the release of known and unknown Claims provided herein constitutes a material aspect of the consideration being exchanged. The Parties agree to waive any and all rights which they may have under Section 1542 or any other state or federal statute or common law principle of similar effect which restricts the release of any such unknown Claims.

     3.2  Other Facts.  Each Party has made such investigation of the facts
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pertaining to this Agreement and the Released Claims as such Party deems necessary. The Parties understand that the facts with respect to any matter included in the Released Claims may hereafter be found to be other than, or different from, the facts now believed by the Parties to be true, and events may occur in the future that change the Parties' current perception of damages or the strengths or weaknesses of their respective Claims or cases. The Parties expressly accept and assume the risk of such possible difference in facts and agree that this Agreement will become and remain effective notwithstanding such different facts.

     3.3  Covenant Not to Sue.  Effective as of the date hereof, each Releasing
          -------------------
Party shall not assert (or continue to assert) in any court or other procedural form or forum, whether initially or by way of defense, offset, or cross-, counter- or third-party claim, or otherwise, any Released
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Claim that such Releasing Party has released, against the Released Party. Each
Releasing Party shall indemnify, hold harmless and defend (with counsel reasonably satisfactory to the indemnified Released Party) the Released Party against any Released Claim brought by (a) any person or entity (collectively, "Person") against the Released Party by reason of the Releasing Party's assertion of a Released Claim whether based upon subrogation, contribution, indemnity or any other legal theory whatsoever, or (b) any Person acting or asserting, by, under or through the Releasing Party.

     3.4  No Prior Transfer of Released Claims.  Each Releasing Party represents
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and warrants that (a) no Released Claim released by such Releasing Party has been or will be transferred, hypothecated, assigned, subrogated or otherwise given away by such Releasing Party to any Person; and without limiting the generality of the foregoing, (b) no insurance company or other Person has the right to assert any Released Claim against a Released Party released herein therefrom as a subrogee of the Releasing Party. Each Releasing Party shall indemnify, hold harmless and defend (with counsel reasonably acceptable to the indemnified Released Party) such Released Party from and against any Claim that (if true or prevailing in litigation) would constitute a breach of the representations and warranties made by the representing Party in this Section 3.4.

     3.6  Exceptions.  Notwithstanding anything to the contrary expressed or
          ----------
implied in Section 3.3 or elsewhere herein: (a) the Released Claims and the releases and covenant not to sue granted in this Agreement do not extend to, and nothing in this Agreement will be construed to limit, a Party's right to enforce this Agreement according to its terms, or the right of either Party to enforce either that certain Sales Agreement between the Parties dated as of the date hereof (the "Sales Agreement") or the Warrant or the Registration Rights Agreement (as defined below) or the documents executed pursuant to either of them according to their terms; and (b) the Released Claims do not include any Claim arising out of, or in connection with, a breach by a Party of its obligations hereunder or under the Sales Agreement or the Registration Rights Agreement or under the documents executed pursuant to any of such agreements.

     3.6  No Admission.  Nothing contained herein shall be construed as an
          ------------
admission by a Party of any liability or of any contention or allegation made by another Party or Person.

4.   Additional Consideration to InfoSpace.

     In addition to the other promises given by USSEARCH to InfoSpace hereunder, InfoSpace shall receive as consideration for its execution, delivery and performance of this Agreement, the fully vested Warrant evidenced by the form of Warrant To Purchase Shares of Common Stock attached hereto as Exhibit A (the "Warrant") and a Registration Rights Agreement in the form of that attached hereto as Exhibit B, which Warrant and Registration Rights Agreement USSEARCH shall execute and deliver to InfoSpace concurrently with the Parties' execution and delivery of this Agreement to one another.
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5.   Miscellaneous Provisions.

     5.1  Confidentiality. Each Party shall keep the fact of, and the terms and
          ---------------
conditions of, this Agreement strictly confidential from all third parties, except to the extent that disclosure is (a) required by applicable law, or in connection with the disclosing Party's performance of its obligations or the exercise of its rights and remedies hereunder or under the Sales Agreement, Warrant, the Registration Rights Agreement or the consummation of the transactions contemplated hereby or thereby, or (b) to accountants, lawyers or other professionals engaged by the disclosing Party in connection with the disclosing Party's tax or financial or regulatory reporting or accounting.

     5.2  No Third-Party Beneficiaries. This Agreement shall not confer any
          ----------------------------
rights or remedies upon any Person other than the Parties, their respective successors and permitted assigns, and such other Persons who may be included in the definition of Released Party.

     5.3  Entire Agreement.  This Agreement (including any documents, exhibits
          ----------------
or schedules referred to herein) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they are related in any way to the subject matter hereof.

     5.4  Succession and Assignment. This Agreement shall be binding upon and
          -------------------------
inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests, or obligations thereunder without the prior written approval of the other Party, which may be given or withheld in its respective sole discretion.

     5.5  Counterparts.  This Agreement may be executed in two or more
          ------------
counterparts, and by different Parties on separate counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

     5.6  Headings.  The Section headings contained in this Agreement are
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inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

     5.7  Notices.  Any notice, consent, report, demand, document or other item
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to be delivered to a Party hereunder shall be deemed delivered and received: (a)
when given in writing and personally delivered to the Person designated below for the applicable Party; (b) one (1) day after delivery to Federal Express or another nationally known "next-day" delivery service with delivery charges prepaid for delivery the following business day to the Person designated below for the applicable Party; or (c) upon delivery by the United States Postal Service, first-class registered or certified mail, postage prepaid, return receipt requested; and in any such case shall be delivered to the address or addresses indicated for such Party below, and/or to such other Person or address as such Party may from time to time by written notice designate to the other:
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If to USSEARCH:
--------------

                    USSEARCH.com, Inc.
                    5401 Beethoven Street
                    Los Angeles, CA 90066
                    Attention: General Counsel
                    Tel. No.: (310) 302-6300
                    Fax No.: (310) 578-5649

If to InfoSpace:
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                    InfoSpace, Inc.
                    601 108th Street, NE
                    Suite 1200
                    Bellevue, WA 98004
                    Attention: General Counsel
                    Tel. No.: (425) 602-0540
                    Fax No.: (425) 201-6167

          Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Party notice in the manner herein set forth.

     5.8  Amendments; Waivers.  No amendment or waiver of any provision of this
          -------------------
Agreement shall be valid unless the same shall be in writing and signed by all of the Parties. No delay or omission in the exercise of any right or remedy accruing to a Party upon any breach under this Agreement shall impair such right or remedy or be construed as a waiver of any such breach theretofore or thereafter occurring. The waiver by a Party of any breach of any term, covenant or condition herein stated shall not be deemed to be a waiver of any other breach, or of a subsequent breach of the same or any other term, covenant or condition herein contained. Except as otherwise expressly provided herein to the contrary, (a) all rights, powers, options, or remedies afforded to either Party hereunder or by law shall be cumulative and not alternative, and (b) the exercise of one right, power, option, or remedy shall not bar other rights, powers, options or remedies allowed herein or by law.

     5.9  Severability.  Any term or provision of this Agreement that is invalid
          ------------
or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

     5.10 Expenses.  Each Party will bear its own costs and expenses (including
          --------
legal fees and expenses) incurred in connection with the preparation, negotiation and consummation of this Agreement.

     5.11 Construction.  The Parties have participated jointly in the
          ------------
negotiation and drafting of this Agreement and have had competent counsel of their own choosing. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by all the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. This Agreement shall be given a fair and reasonable construction in accordance with the intention of the Parties and without regard to or aid of California Civil Code Section 1654 or California Code of Civil Procedure Section 1864.

     5.12 Incorporation of Exhibits and Schedules.  Any exhibits or schedules
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identified in this Agreement are incorporated herein by reference and made a part hereof.

     5.13 Attorneys' Fees.  Should any Party institute any action or proceeding
          ---------------
to enforce any provision of this Agreement, or for damages by reason of an alleged breach of any provision of this Agreement, or for a declaration of rights hereunder, the prevailing Party in any such action shall be entitled to receive from the other Parties against which such action or proceeding was brought all costs and expenses, including reasonable attorneys' fees, incurred by the prevailing Party in connection with such action or proceeding.

     5.14 Time of Essence.  Time is of the essence of this Agreement.
          ---------------

     5.15 Period Calculations.  Any period of time specified in this Agreement
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which would otherwise end upon a non-business day shall be extended to, and shall end upon, the next following business day.

     5.16 Further Assurances.  Each Party shall from time to time execute,
          ------------------
acknowledge and deliver such further instruments and perform such additional acts as the another Party may reasonably request to effectuate the intent of this Agreement.

     5.17 California Law. THIS AGREEMENT HAS BEEN NEGOTIATED, EXECUTED AND
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DELIVERED AT, AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE
LAWS OF THE STATE OF CALIFORNIA (WITHOUT REGARD TO ANY PRINCIPLES OF CONFLICTS
OF LAW).
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     5.18 Signer's Authority.  Each individual who executes this Agreement or
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any document contemplated hereby on behalf of a Party (the "Represented Party"), acting in his or her personal capacity, hereby: (a) personally represents and warrants to the other Party that (i) he or she has all the requisite power and authority to execute and deliver this Agreement and any such document on behalf of the Represented Party, and (ii) his or her execution and delivery of this Agreement and any such document on behalf of the Represented Party and the performance of the Represented Party's obligations hereunder or thereunder are authorized by, and are not in violation of or in conflict with, and do not constitute a default under any term or provision of, the Represented Party's constituent or organizational documents, including without limitation, (if applicable) its articles of incorporation, by-laws, trust agreement, membership agreement or operating agreement; (b) indemnifies, holds harmless and agrees to defend (with counsel reasonably acceptable to the other Party) from and against any and all claims, losses, liabilities, costs or expenses, including, without limitation, reasonable attorneys' fees), arising out of, or in connection with, any actual or alleged breach of his or her representations and warranties in subpart (a) above; and (c) understands and agrees that the other Party will have personal recourse against him or her for any breach by him or her of his or her representations, warranties or agreements in this Section 5.18.

     5.19 Parties' Relationship.  Notwithstanding any provision of this
          ---------------------
Agreement or any document or transaction contemplated hereby to the contrary:
(a) the relationship between USSearch on the one hand and InfoSpace on the other in connection with this Agreement is intended to be, and the Parties specifically agree that it is, limited to a contractual relationship between two third-parties in a commercial transaction between sophisticated commercial entities dealing with each other on an arm's-length basis; and (b) no Party is intended to be, and the Parties specifically agree that no Party is, by virtue of this Agreement or the transactions contemplated hereby, a partner, joint venturer, fiduciary, quasi-fiduciary, alter-ego, manager, shareholder, controlling person of the other Party, and no Party intends to assume any such status or any duties, obligations or limitations associated therewith.

     5.20 Investigation.  Notwithstanding any past, present or future right of
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either Party to investigate the affairs of the other Party and notwithstanding any past, present or future knowledge of facts determined or determinable by such Party pursuant to such investigation or right of investigation, such Party has the right to rely fully upon the representations, warranties, covenants and agreements now or hereafter made by the other Party hereunder.

          IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

InfoSpace, Inc.                              USSEARCH.com Inc.



By:   /s/ Tammy D. Halstead                  By:   /s/ Karol Pollock
   ---------------------------                   --------------------------
Name: Tammy D. Halstead                      Name: Karol Pollock
     -------------------------                    -------------------------
Its:  Sup & CAO                              Its: General Counsel
     -------------------------                    -------------------------




                                             The Kushner-Locke Company


                                             By: /s/ Peter Locke
                                                ---------------------------
                                             Name: Peter Locke
                                                  -------------------------
                                             Its: Co-CEO
                                                  -------------------------